EXECUTION COPY

CONSENT AND AMENDMENT NO. 7
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 7 (this “Amendment”) is entered into as of this ____ day of November, 2009 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP”), STANRIC, INC., a Delaware corporation (“SI”), MARDEVCO CREDIT CORP., a New York corporation (“MCC”) (SMP, SI and MCC are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), SMP MOTOR PRODUCTS, LTD., a corporation amalgamated under the laws of Canada (“SMP Canada” and together with Borrowers, each a “Credit Party”, and collectively, “Credit Parties”),  lenders who are party to the Credit Agreement (“Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and in its capacity as Agent for Lenders (“Agent”), BANK OF AMERICA, N.A., for itself, as Lender and as a Co-Syndication Agent, WACHOVIA BANK, N.A., for itself, as Lender and as a Co-Syndication Agent, and JP MORGAN CHASE BANK, N. A., for itself, as a Lender and as Documentation Agent.

WHEREAS, Credit Parties, Agent and Lenders are parties to a Second Amended and Restated Credit Agreement dated as of March 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Credit Agreement Agent and Lenders provide Borrowers with certain financial accommodations.

WHEREAS, Borrowers have requested that Agent and Requisite Lenders consent to certain proposed transactions and make certain amendments to the Credit Agreement, and Agent and Requisite Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  (a)  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

(b)           The following defined terms shall have the respective meanings set forth below:

“SMP Europe” means Standard Motor Products Europe Limited.

“SMP Hong Kong” means Standard Motor Products (Hong Kong), Ltd.

“SMP Intercompany Trading Accounts” means those certain intercompany trading accounts in the aggregate amount of £1,300,000, as more thoroughly described on Part 2 of Schedule 1 to the SMP UK Stock Purchase Agreement.

“SMP UK” means Standard Motor Products Holdings Limited.

“SMP UK Purchasers” means those certain individuals defined collectively as the “Buyers” in the SMP UK Stock Purchase Agreement.

“SMP UK Sale” means (i) the capitalization of debt and transfer by SMP to SMP Hong Kong of all of SMP’s issued and outstanding shares of SMP UK, and (ii) the sale by SMP Hong Kong to the SMP UK Purchasers of all issued and outstanding shares of SMP UK for a purchase price of £1 and the payment of the SMP Intercompany Trading Accounts pursuant to the SMP UK Stock Purchase Agreement and associated promissory note referenced therein.

“SMP UK Stock Purchase Agreement” means that certain Share Sale and Purchase Agreement by and among SMP Hong Kong as seller, SMP UK Purchasers as purchasers, and SMP, pursuant to which SMP Hong Kong shall sell all of its issued and outstanding shares of SMP UK to SMP UK Purchasers, which agreement shall in final form conform in all materials respects to the terms and conditions of the draft agreement dated November 6, 2009.

2.           Consent.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below and notwithstanding anything to the contrary contained in the Credit Agreement, Agent and Requisite Lenders hereby consent to the SMP UK Sale so long as (a) SMP shall remit to Agent to prepay the Loans in accordance with the provisions of Section 1.3(b)(ii) of the Credit Agreement all of its share of the cash proceeds of the SMP UK Sale when such funds are transferred to the United States, together with any portion of SMP Hong Kong’s share of the cash proceeds of the SMP UK Sale which are distributed to SMP when such funds are transferred to the United States, (b) the SMP Intercompany Trading Accounts shall be evidenced by that certain promissory note in form and substance reasonably satisfactory to Agent and payable by SMP UK and SMP Europe to SMP and SMP Hong Kong, and, upon the consummation of the SMP UK Sale, such promissory note shall be duly pledged, endorsed and delivered to Agent as collateral security for the Obligations and shall be subject to a first priority Lien in favor of Agent, for its benefit and for the ratable benefit of Lenders, (c) SMP shall execute and deliver such amendments to the applicable Pledge Agreements as are reasonably requested by Agent to evidence such Lien and (d) SMP and SMP Hong Kong shall have delivered to Agent for the benefit of Agent and Lenders all stock certificates representing the voting common shares of SMP UK and its Subsidiaries delivered and pledged to SMP and SMP Hong Kong upon consummation of the SMP UK Sale, and Agent shall hold such stock certificates until payment in full of the promissory note described in subparagraph 2(b) above.

3.           Amendments to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a)           Clause (a) of Annex I (Section 11.10) shall be amended and restated in its entirety as follows:

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“(A)	If to Agent or GE Capital, at

General Electric Capital Corporation
10 Riverview Drive
Danbury, Connecticut 06810
Attention:	Account Manager - Standard Motor Products, Inc.
Facsimile:	(203) 956-4240
Telephone:	(203) 956-4115

with copies to:

Hahn & Hessen LLP
488 Madison Avenue
New York, New York 10022
Attention:	Steven J. Seif, Esq.
Facsimile:	(212) 478-7400
Telephone:	(212) 478-7200

and

General Electric Capital Corporation
201 Merrit Seven
Norwalk, Connecticut 06856
Attention:	Corporate Counsel - Commercial Finance
Facsimile:	(203) 956-4001
Telephone:	(203) 956-4370”

4.           Conditions of Effectiveness.  This Amendment shall become effective as of the date upon which Agent shall have received four (4) copies of this Amendment executed by Credit Parties and Requisite Lenders and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

5.           Representations and Warranties.  Borrowers hereby represent and warrant as follows:

(a)           This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

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(d)           Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

6.           No Waiver.  Except as set forth in Section 2 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.           Effect on the Credit Agreement.  All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

8.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

9.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.         Counterparts; Facsimile.  This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Any signature delivered by a party by pdf or facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

STANDARD MOTOR PRODUCTS, INC.

By:
Name:
Title:

MARDEVCO CREDIT CORP.

By:
Name:
Title:

STANRIC, INC.

By:
Name:
Title:

SMP MOTOR PRODUCTS, LTD.

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL
CORPORATION,
as Agent and Lender

By:
Name:
Title:

(Signatures continued on next page)

Signature page to Consent and Amendment No. 7 to Second Amended and Restated Credit Agreement - 1764804

BANK OF AMERICA, N.A.,
as Co-Syndication Agent and Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication
Agent and a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Documentation Agent and a Lender

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC
as Lender

By:
Name:
Title:

(Signatures continued on next page)

Signature page to Consent and Amendment No. 7 to Second Amended and Restated Credit Agreement - 1764804

GE BUSINESS FINANCIAL SERVICES INC.,
as Lender

By:
Name:
Title:

Signature page to Consent and Amendment No. 7 to Second Amended and Restated Credit Agreement - 1764804